Welcome Summer 2009 Regional Meetings Exhibit 99.1

Chad Brandt

Forward-looking Statement
This presentation contains forward-looking statements
which are based upon our current expectations and speak
only as of the date hereof. These statements may use
forward-looking terms, such as “anticipates,” “believes,”
“expects,” “could,” “plans,” “estimates,” “may,” “should,”
“will,” or their negatives or other variations on these terms.
The Bank cautions that, by their nature, forward-looking
statements involve risk or uncertainty, that actual results
could differ materially from those expressed or implied in
these forward-looking statements, and that actual events
could affect the extent to which a particular objective,
projection, estimate, or prediction is realized. These
forward-looking statements involve risks and uncertainties
including, but not limited to, instability in the credit and debt markets, economic conditions (including effects on, among
other things, mortgage-backed securities), changes in

Forward-looking Statement
mortgage interest rates and prepayment speeds on
mortgage assets, the Bank’s ability to successfully transition to a new business model, and the risk factors set forth in the
Bank’s periodic filings with the Securities and Exchange
Commission, which are available on the Bank’s Web site at
www.fhlbc.com. The Bank assumes no obligation to update
any forward-looking statements made in this presentation.
"Mortgage Partnership Finance" and "MPF" are registered
trademarks of the Federal Home Loan Bank of Chicago.
MPF Xtra™ is a trademark of the Federal Home Loan Bank
of Chicago. The second quarter 2009 financial results
included in this presentation are preliminary and unaudited.

5 Why We’re Here • We want you to leave with a better understanding of: – Where we are; – How we got here; – Where we’re going; and – How we’re going to get there.

6 Agenda • Market Update • Recent Financial Results • Recent Developments in Products, Credit, and Collateral • Where we’re going

Market Update Patrick Quinn Vice President Banking and Advance Products Group

• U.S. Economic Update
– GDP
– Employment
• Federal Reserve Developments
– Quantitative Easing
– Credit Improvement
– Yield Curve
• Reminder of Other FHLBC Services
• FHLBC Member Transaction Desk
• FHLBC Weekly Market Update Report
Agenda

GDP CQOQ INDEX
Hide
GPO - Bar Chart
Page 1/12
Range 06/30/79 - 06/30/09
Upper Latest/Last Rev
Mov. Avgs
Currency USD
Period
Track
Annotations
News
Study
Events
Last Price -1.0
High on 06/30/83 9.3
Average 2.7
Low on 06/30/80 -7.9
10
5
0
-5
3.8
-1.0
Dec 31 1979
Dec 31 1989
Dec 31 1999
03/31/05
Dec 30 2009

FHLB Chicago

U.S. Economic Update-Gross Domestic Product
• Current recession is the most severe since the 1980s.
• U.S. economy has experienced 6 recessions in the past 40
years lasting on average 10.7 months.
Source:Bloomberg.
1980-82
Recession
1990-91
Recession
2001-
Recession
2007
Recession

USURTOT INDEX
Hide
GPO - Bar Chart
Page 1/32
Range 06/30/79 - 05/31/09
Upper Latest/Last Rev
Mov. Avgs
Period Monthly
Lower None
Mov. Avg 15
Events
Legend
Track
Annotations
News
Study
Events
Last Price 9.4
High on 11/30/82 10.8
Average 6.1
Low on 04/30/00 3.8
11.0
10.0
9.4
9.0
8.0
7.0
6.8
6.0
5.0
4.0
Dec 31 1979
Dec 31 1984
08/31/87
Dec 31 1989
Dec 31 1994
Dec 31 1999
Dec 31 2004
Dec 31 2009

FHLB Chicago

U.S. Economic Update-Employment
• Employment situation continues to be a drain on the economy .
• Nearly 6.5 million jobs have been lost since the recession began.
Source:Bloomberg.
1982-10.8%
Highest
unemployment
rate in the last 27
years
Current unemployment
rate=9.5% and rising?

• March 18, 2009:   U.S. Federal Reserve
announced quantitative easing strategy
• Authority to purchase:
– $1.25 trillion in mortgage-backed
securities
– $300 billion in U.S. Treasury
securities
– $200 billion in GSE debt
Federal Reserve Developments-Quantitative Easing

• Interest rates and mortgage rates
initially moved sharply lower but have
recently reversed course.
• GSE funding levels have improved,
helping to lower term-advance rates.
Federal Reserve Developments-Quantitative Easing

.TED G INDEX Hide
GP - Line Chart
Page 1/19
Range 06/19/08 - 06/19/09 Upper Line Chart Mov. Avgs
Period Daily
Legend
Track
Annotations
Study
Events
500
400
300
200
100
44.4522
Jun 30
Sep 30
Dec 31
Mar 31
2008

MLPSINTP INDEX Hide
GP - Line Chart
Page 1/19
Range 06/16/08 - 06/16/09 Upper Mid Line Mov. Avgs Currency USD
Period Daily Lower None Mov. Avg Events
Legend
Track
Annotations
News
Study
Events
Mid Line 6.62
High on 12/15/08 8.55
Average 7.45
Low on 06/17/08 6.47
8.50
8.00
7.75
7.50
7.00
6.62
6.50
Jun 30
Jul 31
Aug 29
Sep 30
Oct 31
Nov 28
Dec 31
Jan 30
Feb 27
Mar 31
Apr 30
May 29
08/12/08
2008

FHLB Chicago

• Federal Reserve actions have improved the credit
environment, contributing to the economic improvement.
• Ted Spread and consumer finance rates have improved.
Federal Reserve Developments-Credit Improvement
Worst of the credit crisis.
(Lehman, AIG, MER,
FNM&FRE, MS&GS become
banks.
Source:Bloomberg.
Source:Bloomberg.
Tight credit
environment
results in high
consumer
finance rates.

Range 3M - 30Y
December 2007
August, 2009
Rate(Ask Conventional)
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
I25 US Treasury Actives Curve 07/31/2009
I25 US Treasury Actives Curve 12/01/2007
3M 6M 1Y 3Y 5Y 7Y 10Y 30Y
Tenor
Source:Bloomberg.

Sell GT02 Govt
Buy GT10 Govt
Yield Spread
Legend
Track
News
GT10 Govt - GT02 Govt 256.8618
May 27, 09, widest historical spread between the 2yr U.S. Treasury Note and the 10yr U.S. Treasury Note
Source:Bloomberg.
Jul 31
Aug 28
Sep 30
Oct 31
Nov 28
Dec 31
2008
Jan 30
Feb 27
Mar 31
Apr 30
May 29
Jun 30
280
240
220
200
180
160
140
120

FHLB Chicago

14 • Federal Reserve has intentionally steepened the yield curve, with Treasury spreads reaching historic highs. Federal Reserve Developments-Yield Curve

• Economic conditions have stabilized, but risks
remain.
• Adjustment phase will continue for a while.
• Employment situation must improve before we
see stable GDP growth.
• Short-term rates are expected to remain at
historic lows for the foreseeable future, keeping
the yield curve steep.
• Risk of inflation?
– Treasury debt issuance
– Unwinding of liquidity programs
Summary

16 • Derivatives • Letters of Credit • Term Deposits • Funding Scenario Analysis Other FHLBC Services

• Relationship Banker is still the main contact.
• Member Transaction Desk can facilitate all of your
requests:
– Advance execution/rolls/prepay requests
– Letters of Credit
– Term Deposits
• Goal is to create an efficient, easy-to-use member
service experience.
• Contact Information:
– Patrick Quinn or Angela Harris
– 1-877-230-1610 (toll-free)
FHLBC Member Transaction Desk

• Every Thursday afternoon at 3 p.m.
• Discuss market developments, evaluate
news and events as they relate to our
members and Asset/Liability Management
strategies.
• Interactive:  questions are always welcome.
•
Call 1-866-537-1632; passcode is
#9883778.
• Presentations will be available on our website
for future reference.
FHLBC Weekly Financial Markets Update

Recent Financial Results Roger Lundstrom Chief Financial Officer

20 20 FHLBC Historical Perspective

21 21
FHLBC Balance Sheet History
* 1933 dollars in thousands; 1988 dollars in billions
$ % $ % $ %
Advances 10,649.7 $       94% 3.8 $    64% 14.9 $     59%
MPF Loans Held in Portfolio -                  0% -       0% 0.9         4%
Investment Securities & FF -                  0% 2.0       33% 8.4         34%
Other 640.0              6% 0.2       3% 0.7         3%
Total Assets 11,289.7          100% 6.0       100% 24.9        100%
Deposits 40.4                0% 2.6       44% 4.2         17%
Consolidated Obligations -                  0% 2.4       40% 18.6        75%
Other 137.3              2% 0.2       3% 0.8         3%
Total Liabilities 177.7              2% 5.2       87% 23.6        95%
Capital Stock 11,055.9          98% 0.6       10% 1.3         5%
Retained Earnings 56.1                0% 0.2       3% -         0%
Accumulated OCI -                  0% -       0% -         0%
1933 * 1988 1998

22 22
* 1933 dollars in thousands; other periods in billions
FHLBC Balance Sheet History
$ % $ % $ %
Advances 10,649.7 $       94% 3.8 $    64% 14.9 $     59%
MPF Loans Held in Portfolio -                  0% -       0% 0.9         4%
Investment Securities & FF -                  0% 2.0       33% 8.4         34%
Other 640.0              6% 0.2       3% 0.7         3%
Total Assets 11,289.7          100% 6.0       100% 24.9        100%
Deposits 40.4                0% 2.6       44% 4.2         17%
Consolidated Obligations -                  0% 2.4       40% 18.6        75%
Other 137.3              2% 0.2       3% 0.8         3%
Total Liabilities 177.7              2% 5.2       87% 23.6        95%
Capital Stock 11,055.9          98% 0.6       10% 1.3         5%
Retained Earnings 56.1                0% 0.2       3% -         0%
Accumulated OCI -                  0% -       0% -         0%
1933 * 1988 1998

23 23
* 1933 dollars in thousands; other periods in billions
FHLBC Balance Sheet History
$ % $ % $ % $ %
Advances 10,649.7 $       94% 3.8 $    64% 14.9 $     59% 38.1 $     41%
MPF Loans Held in Portfolio -                  0% -       0% 0.9         4% 32.1        35%
Investment Securities & FF -                  0% 2.0       33% 8.4         34% 21.2        23%
Other 640.0              6% 0.2       3% 0.7         3% 0.7         1%
Total Assets 11,289.7          100% 6.0       100% 24.9        100% 92.1        100%
Deposits 40.4                0% 2.6       44% 4.2         17% 0.8         1%
Consolidated Obligations -                  0% 2.4       40% 18.6        75% 84.8        92%
Other 137.3              2% 0.2       3% 0.8         3% 4.2         5%
Total Liabilities 177.7              2% 5.2       87% 23.6        95% 89.8        98%
Capital Stock 11,055.9          98% 0.6       10% 1.3         5% 2.4         3%
Retained Earnings 56.1                0% 0.2       3% -         0% 0.5         0%
Accumulated OCI -                  0% -       0% -         0% (0.6)        -1%
1933 * 1988 1998 2008

40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
($ in billions)
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
Jun-07
Dec-07
Jun-08
Dec-08
Jun-09

FHLB Chicago

24 24 Advance Balances, at Par

50.0
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
($ in billions)
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
Jun-07
Dec-07
Jun-08
Dec-08
Jun-09

FHLB Chicago

25 25 MPF Loans Held in Portfolio

26 26 Second Quarter Performance Review

27 27
Other-Than-Temporary Impairment (OTTI) Impact on
YTD Net Income
$ in millions
Net interest income and Net Income have
improved significantly year-to-date 2009
compared to year-to-date 2008.
2009 2008
Net Income (Loss) Excluding OTTI 218 $         (89) $
OTTI Charge (210)           (63)
Additional Assessments due to OTTI 56              -
Net Income (Loss) 64              (152)

28 28
2009 2008 Difference
Net Interest Income $298 $53 $245
Derivatives & Hedging Activities 50 (82) 132
Aggregate Gain/(Loss) on Securities incl OTTI (204) (63) (141)
Gain/(Loss) on Transfer of Debt to Other FHLBs (5) 0 (5)
NII Including Adjustments 139 (92) 231
Other Income 6 4 2
Operating Expense (50) (59) 9
Mortgage Loan Expense (5) (3) (2)
Operating Income 90 (150) 240
FHFA/OF Expenses (3) (2) (1)
Net Income Before REFCO & AHP 87 (152) 239
REFCO (16) 0 (16)
AHP (7) 0 (7)
Net Income 64 (152) 216
Net Interest Income
Year-to-Date June 30
$ in millions

Millions
180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
1Q 2007
2Q 2007
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009

FHLB Chicago

29 29 Quarterly Net Interest Income

1.90%
1.70%
1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
0.30%
0.10%
-0.10%
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09

FHLB Chicago

30 30 Net Spread

Millions
120.0
100.0
80.0
60.0
40.0
20.0
0.0
-20.0
-40.0
-60.0
-80.0
-100.0
1Q 2007
2Q 2007
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009

FHLB Chicago

31 31 Quarterly Net Income

32 32
2009 2008 Difference
Net Interest Income $298 $53 $245
Derivatives & Hedging Activities 50 (82) 132
Aggregate Gain/(Loss) on Securities incl OTTI (204) (63) (141)
Gain/(Loss) on Transfer of Debt to Other FHLBs (5) 0 (5)
NII Including Adjustments 139 (92) 231
Other Income 6 4 2
Operating Expense (50) (59) 9
Mortgage Loan Expense (5) (3) (2)
Operating Income 90 (150) 240
FHFA/OF Expenses (3) (2) (1)
Net Income Before REFCO & AHP 87 (152) 239
REFCO (16) 0 (16)
AHP (7) 0 (7)
Net Income 64 (152) 216
Operating Expenses
Year-to-Date June 30
$ in millions

# of Employees
500
450
400
350
300
250
200
150
100
50
0
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

FHLB Chicago

33 33 Number of Employees

34 34
Selected Balance Sheet Items – Assets
Second Quarter
$ in millions
6/30/2009 6/30/2008 Difference
ASSETS
     Advances $27,192 $34,679 ($7,487)
     MPF Loans Held in Portfolio 26,964 33,763 (6,799)
     Long-term Investments 18,086 12,964 5,122
Total Housing/Mission
- Related Assets 72,242 81,406 (9,164)
Other Investments 17,113 10,901 6,212
Other Assets 515 520 (5)
Total Assets 89,870 92,827 (2,957)

35 35
Selected Balance Sheet Items – Liabilities & Capital
Second Quarter
$ in millions
6/30/2009 6/30/2008 Difference
LIABILITIES
Total Deposits $1,186 $808 $378
CO's, DN's, Repos 82,485 87,123 (4,638)
Subordinated Notes 1,000 1,000 0
Mandatorily Redeemable Capital Stock 426 180 246
Other Liabilities 3,075 923 2,152
Total Liabilities 88,172 90,034 (1,862)
CAPITAL
Capital Stock 2,375 2,548 (173)
Retained Earnings 837 507 330
Accumulated OCI (1,514) (262) (1,252)
Total Capital 1,698 2,793 (1,095)
Total Liabilities and Capital 89,870 92,827 (2,957)

36 36
Regulatory Capital  Requirements
The Bank continues to be in compliance with
all required capital ratios.
$3.801 billion in regulatory capital stock plus
designated amount of subordinated notes at
June 30, 2009; (required minimum of $3.600
billion).
6/30/2009
Minimum Regulatory
Capital Ratio
5.16% 4.76%

37 37 Other-Than-Temporary Impairment

38 38
Private-label MBS Securities
As of June 30, 2009
$ in millions
*All private-label MBS were rated AAA at purchase date.
Amortized
Cost
Prime
Residential MBS 2,238 $
Commercial MBS 84
Total Prime 2,322
Alt-A
Residential MBS 167
Total Alt-A 167
Subprime
Home Equity Loans 1,221
Total Subprime 1,221
Total Private-label MBS* 3,710 $

39 39
Ratings Migration Private-Label MBS % Total Par
Credit ratings on our private-label MBS have deteriorated
significantly in a very short time frame.
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
12/31/2007 12/31/2008 6/30/2009
AAA
AAA (-W)
AA
AA (-W)
A
A (-W)
BBB
BBB (-W)
BB
BB (-W)
B
B (-W)
CCC/below

40 40
Other-than-Temporary Impairment
As of June 30, 2009
$ in millions
* Accumulated Other Comprehensive Income
Credit Losses = losses due to cash shortfalls on the underlying securities
Non-Credit Losses = net losses that primarily result from current market conditions
FY 08 $53 N/A
1Q 09 $86 $1,151
2Q 09 $124 $62
$263 $1,213
Credit Losses
Recognized in
Income
Non-Credit Losses*
Deferred in
Accumulated OCI

41 41
The Bank continues to move towards an Advances
focused Bank.  MPF balances are now below
Advances.
Balance Sheet Spread has increased strongly.
OTTI Credit loss levels remain uncertain and are
strongly linked to home sales, home price
appreciation/depreciation and employment.
Conclusions

Recent Developments: Products, Credit, Collateral Chad Brandt Executive Vice President Banking and Advance Product Group

Backdrop for recent developments
• Extraordinary market conditions
• Crisis of confidence in credit from retail to
commercial standards
• Need to transform FHLBC
– Difficult under ideal conditions
– Process of making change continues

44 Our commitment to members • Rapid access to liquidity… • In normal and stressed markets – Advances – Letters of Credit – MPF Xtra™

Liquidity: A Case Study
• Advances grew from $34.7 billion at 6/30/08 to
$38.1 billion at 12/31/08
• This was the most difficult period to access
liquidity
• No member request for advances went
unfunded
• Nearly 500 members borrowed during this
period

Letters of Credit
• Letter of Credit business went from
$595 million at 6/30/08 to $857 million
by year-end 2008.
• FHLBC provides a favorable collateral
arrangement and attractive pricing relative
to other providers, many of whom exited
the market.
• We’d like Letter of Credit volume to grow.

MPF Xtra™ Product
• Off-balance sheet MPF ® product integral
to FHLBC balance sheet strategy
• No stock purchase requirement
• No credit enhancement collateral
requirement
• No risk-based capital requirement

MPF Xtra™ Product
• Blew away our rosiest business forecasts
– Refi wave over the winter revealed
bottlenecks which have been corrected
• “Just in time!”
• 169 FHLBC participating financial
institutions (PFIs) are now using the product
• $2.3 billion funded for Chicago PFIs
October ’08 to 6/30/09
• Other FHLBs now participating

49 MPF Xtra™ Product • Looking forward to more automated front-end • Investigating servicing-released options

Post-July 23, 2008 Stock Redemptions
• Amendment to Cease and Desist Order
with regulator
• Between 7/24/08 and June 30, 2009
$124 million in new member stock has
been purchased (approx. 10% members)
• In the same time period, $93 million has
been redeemed

Community Investment
• 20
th
anniversary of FHLB Affordable Housing
Program in 2009
• FHLBC:  $12 million in grants and down
payment assistance in 2008
• FHLBC: $292 million in grants and down
payment assistance since program inception
• Community Investment Cash Advances
available

Credit, Collateral, Cooperative
• Decisions we make at FHLBC affect every
member
• Decisions driven by two goals:
– Providing liquidity
– Building value
• Rebuilding the bank and taking steps to
protect collective member capital has
posed challenges to some members

Member Credit and Collateral
• Releasing the risk ratings last year was not
without controversy
• The decision was timely
• Many more members rated 4 or 5
• Many more members listing and delivering
collateral

Member Credit and Collateral
• Price differentiation occurs through the
collateral process:
– Increased frequency of reporting
– Eligible collateral, haircuts
– Listing, delivery
• Actions taken to protect collective member
capital

55 Member Credit and Collateral • Goal = minimizing credit risk • FHLBC has never taken a credit loss on an advance • Dialogue with regulators

Member Credit and Collateral
• Collateral management poses its own
challenges
– Collateral values have deteriorated
– Tracking collateral increasingly important
• New collateral system (STOC) installation
critical element of collateral management

57 Collateral System Installation • Not a perfect system • Unanticipated challenges to members – FICO scores – Excel versions – Null fields

Collateral System Installation
• Committed to helping members through
process
• Working with members on a case-by-case
basis to complete Qualified Collateral
Reports (QCRs) and listings
• Goals = timely information on collateral to
ensure member access to liquidity

Why a new collateral system?
• Timely reporting of collateral
– Fewer operational errors
– Faster turnaround
• Ability to accommodate future expansion
of eligible collateral types (e.g.
Commercial Real Estate, subject to
regulator approval)
• Expected long-term cost savings
• Move to mark-to-market essential for
21
st
century financial markets

Mark-to-Market
• Targeting MTM implementation 1/1/10
• For FHLBC internal use only
• Affects members listing collateral (% of
MTM)
• Members on blanket lien still use % of
unpaid balance
• Interim haircuts may be adjusted based on
MTM data

61 System Enhancements • Move to web-based QCR and Listing – Use familiar MPF architecture • Enhanced reporting • Web-based collateral management and pledging

62 You will be seeing more of us: • Member Transaction Desk has freed up bankers to get out and see more members more often • Executive calling program

63 What’s Next? Matthew R. Feldman President & CEO

64 64
How We Got Here
• Over-concentration of fixed-rate
mortgages
• Supported by voluntary stock
• Generated upfront income
• Higher-than-market dividends
• Focus on MPF diverted attention from
important investments in core business

65 65
How We Got Here
• Slowdown in mortgage acquisitions led to
declining income
• Methods of funding and hedging led to further
compression of net interest margin
• Purchased private-label mortgage-backed
securities to improve net interest margin
• Merger discussions with Dallas FHLBank
• Determination to remediate and transition
balance sheet away from mortgages

Where We Are Going
• Transition to Advances Bank
• Advance spreads supporting operating
expenses
– Scale to converge
• Investment spreads support retained
earnings and dividend payments to
members
– Investments yield consistent income
with very low credit risk

67 Where We Are Going • MPF supported as a fee-based off-balance sheet service • Use by other FHLBs supports infrastructure and scale • Overall, FHLBC must be made simpler to operate

68 Transition to Advances Bank • Build sustainable net interest margin • Stabilize and grow capital

Transition to Advances Bank
• Build sustainable net interest margin
– Significant improvement from Q1 08
– Earnings still impacted by legacy debt and
hedging expense
– Engaged in asset replacement to mitigate
impact of mortgage prepayments
– New assets are lower credit risk and simpler
to hedge

Transition to Advances Bank
• Stabilize and grow capital
• Implement capital conversion plan
– New tenor is likely to be 5 years
– Redemptions unlikely in short-term
– Capital plan requires FHFA approval
• Restore dividends based on new Retained
Earnings and Dividend policy

71 Transition to Advances Bank • Grow retained earnings to cover any gap between book and market • Pay nominal dividend as supported by current income

Transition to Advances Bank
• Maximize membership and utilization of
FHLBC
• Build advances book to better support
membership
• More consultative support
• Focus products on serving member needs
• Market services to insurance companies and
credit unions

How We Are Getting There
• Components of a five-year tactical plan
• Member Relationship and Development Plan
• Balance Sheet Management and Transition Plan
• Human Resources Plan
• Retained Earnings and Dividend Management
Plan
• Operating Plan
• Risk Management Framework
• Legal & Regulatory Framework

Commitment to our members
• Change is disruptive because so much
needs to be changed.
• Economic environment impacts us all and
makes everything more challenging.
• Leadership of the Bank out in District
meeting with members, regulators,
accountants, and other service providers.
• Our primary goals are to support you and
maximize the value of your FHLBC
membership.

75 Questions?

Welcome Summer 2009 Regional Meetings